Exhibit 10.38

ADOPTION AGREEMENT
ARTICLE 1
NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01	PLAN INFORMATION

(a)	Name of Plan:

This is the Digitas LLC Employee Savings Plan (the “Plan”)

(g)	Plan Status (check appropriate box(es)):

(1) ☐	New Plan Effective Date:

(2) ☑	Amendment Effective Date: 01/01/2002

This is (check one):

(A) ☑	an amendment of The CORPORATEplan for RetirementSM Basic Plan Document No. 07 Adoption Agreement previously executed by the Employer; or

(B) ☐	a conversion to The CORPORATEplan for RetirementSM Basic Plan Document No. 07.

The original effective date of the Plan:

The substantive provisions of the Plan shall apply prior to the Amendment Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

1.05	COMPENSATION

Compensation for purposes of determining contributions shall be as defined in Subsection 2.01(j), modified as provided below.

(a)
Compensation Exclusions:    Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions is checked):

(1) ☐	No exclusions.

(2) ☐ Overtime Pay.

(3) ☑	Bonuses.

(4) ☐	Commissions.

(5)    ☑   The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(6)    ☑  Severance Pay.

(b)	Special Compensation Exclusions for Determining Employer-Provided Contributions in Article 5 (either (1) or (2) may be selected, but not both):

(1)    ☐   Compensation for purposes of determining Matching, Qualified Matching, and Nonelective Employer Contributions shall exclude:                             (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

EXECUTION PAGE
(Prototype Sponsor’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 31st day of October, 2001.

Employer:	Digitas

By:	/S/ ANNE DRAPEAU

Title:	Chief People Officer

Employer:

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/S/ ERIC L. WICKMANN	Date:	12/6/01

Title:	Authorized Signatory

EXECUTION PAGE
(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this              day of                                      ,               .

Employer:

By:

Title:

Employer:

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

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